UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 16, 2019

Date of Report (Date of earliest event reported)

Health Sciences Acquisitions Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38906	83-2771572
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

412 West 15th Street, Floor 9 New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 343-9280

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	HSACU	The Nasdaq Stock Market LLC
Shares of Common Stock, $0.0001 par value, included as part of the Units	HSAC	The Nasdaq Stock Market LLC
Warrants included as part of the Units	HSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously reported, on September 29, 2019, Health Sciences Acquisitions Corporation (“HSAC”) entered into a share exchange agreement (the “Share Exchange Agreement”) with Immunovant Sciences Ltd. (“Immunovant”), and shareholders of Immunovant, including Roivant Sciences Ltd. (“Roivant”). Upon the closing of the transactions contemplated in the Share Exchange Agreement (the “Closing”), HSAC will acquire all of the issued and outstanding shares of Immunovant, and Immunovant will become a wholly owned subsidiary of HSAC (the “Business Combination”). Upon the Closing, HSAC will change its name to “Immunovant, Inc.” The combined company after the Business Combination is referred to in this Current Report on Form 8-K as the “Combined Company.”

On December 16, 2019 at 10:00 a.m. local time at the officer of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, HSAC held a special meeting of its stockholders (the “Special Meeting”) at which the stockholders voted as set forth below on the following proposals, each of which is described in detail in the definitive proxy statement, filed by HSAC with the Securities and Exchange Commission on November 27, 2019 and mailed by HSAC to its stockholders on or about November 29, 2019.

As of November 20, 2019, the record date for the Special Meeting, there were 14,375,000 shares of common stock of HSAC issued and outstanding, of which 2,875,000 shares held by HSAC’s initial stockholders and 1,672,000 shares held by certain other HSAC stockholders were subject to agreements committing the holders thereof to vote in favor of each of the following proposals. At the Special Meeting, there were 10,630,998 shares voted by proxy or in person. The final voting results for each matter submitted to a vote of the stockholders of HSAC at the Special Meeting are as follows:

Proposal 1. Business Combination Proposal.

Proposal 1, to adopt the Share Exchange Agreement and thereby approve the transactions contemplated under the Share Exchange Agreement, was passed with voting results as follows:

For	Against	Abstain
10,546,498	84,500	0

Proposal 2. Amendment Proposal.

Proposal 2, to approve, subject to and with immediate effect upon the consummation of the Business Combination, the following proposals to amend HSAC’s current Amended and Restated Certificate of Incorporation as set forth in the proposed Second Amended and Restated Certificate of Incorporation of HSAC (the “Amended Charter”), were each passed with voting results as follows:

(a)	to change the name of the Combined Company to “Immunovant, Inc.” from “Health Sciences Acquisitions Corporation”:

For	Against	Abstain
10,268,494	362,504	0

(b)	to increase the authorized number of shares of common stock from 30,000,000 shares to 500,000,000 shares:

For	Against	Abstain
10,268,494	362,504	0

(c)	to authorize the issuance of up to 10,000,000 shares of “blank check” preferred stock, the rights, preferences and privileges of which may be designated from time to time by the Combined Company’s board of directors to increase the number of outstanding shares and discourage a takeover attempt:

For	Against	Abstain
10,268,494	362,504	0

(d)	to authorize the issuance of up to 10,000 shares of Series A Preferred Stock (the “Series A Preferred Stock”) and designate the rights, preferences and privileges of the Series A Preferred Stock, including that the holder(s) of a majority of the outstanding shares of Series A Preferred Stock will be entitled to elect: (1) four directors (the “Series A Preferred Directors”), as long as the holder(s) of Series A Preferred Stock hold 50% or more of the voting power of all then-outstanding shares of capital stock of the Combined Company entitled to vote generally at an election of directors, (2) three Series A Preferred Directors, as long as the holder(s) of Series A Preferred Stock hold 40% or more but less than 50% of the voting power of all then-outstanding shares of capital stock of the Combined Company entitled to vote generally at an election of directors, and (3) two Series A Preferred Directors, as long as the holder(s) of Series A Preferred Stock hold 25% or more but less than 40% of the voting power of all then-outstanding shares of capital stock of the Combined Company entitled to vote generally at an election of directors:

For	Against	Abstain
10,268,494	362,504	0

(e)	to provide that the number of directors constituting the board of directors of the Combined Company will be fixed at no less than seven:

For	Against	Abstain
10,268,494	362,504	0

(f)	to provide that directors may be removed with or without cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of the Combined Company’s capital stock entitled to vote generally at an election of directors; provided that the Series A Preferred Directors may be removed without cause only by the holder(s) of Series A Preferred Stock:

For	Against	Abstain
10,268,494	362,504	0

(g)	to declassify the Combined Company’s board of directors and provide that each director will serve for a one-year term, until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal:

For	Against	Abstain
10,268,494	362,504	0

(h)	to provide that, as long as the Combined Company is a “controlled company,” as such term is defined under the rules of the exchange on which the Combined Company’s securities are listed, the chairperson of the board of directors of the Combined Company will be entitled to a casting vote and be entitled to two votes on any matter or resolution presented to the full board of directors or any committee on which he or she then serves for which a majority vote cannot be obtained:

For	Against	Abstain
10,268,494	362,504	0

(i)	to provide that from and after such time as the Combined Company is no longer a “controlled company,” as such term is defined under the rules of the exchange on which the Combined Company’s securities are listed, no action shall be taken by the stockholders of the Combined Company except at an annual or special meeting of stockholders called in accordance with the Combined Company’s bylaws, and no action shall be taken by the stockholders by written consent or electronic transmission; provided that the holder(s) of Series A Preferred Stock may at all times act by written consent or electronic transmission to exercise the right to elect or remove the Series A Preferred Directors or otherwise act as permitted pursuant to the proposed Amended Charter:

For	Against	Abstain
10,268,494	362,504	0

(j)	to provide that the Combined Company opts out of Section 203 of the Delaware General Corporation Law:

For	Against	Abstain
10,268,494	362,504	0

(k)	to provide that, from and after such time as the Combined Company is no longer a “controlled company,” as such term is defined under the rules of the exchange on which the Combined Company’s securities are listed, any amendment to the Combined Company’s bylaws will require the approval of the holders of at least 66 2/3% of the Combined Company’s then-outstanding shares of capital stock entitled to vote generally at an election of directors:

For	Against	Abstain
10,268,494	362,504	0

(l)	to provide that, from and after such time as the Combined Company is no longer a “controlled company,” as such term is defined under the rules of the exchange on which the Combined Company’s securities are listed, any amendment to certain provisions of the Amended Charter will require the approval of the holders of at least 66 2/3% of the Combined Company’s then-outstanding shares of capital stock entitled to vote generally at an election of directors; provided that the Combined Company shall not amend any provision of its Amended Charter in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock without the approval of the holder(s) of a majority of the Series A Preferred Stock:

For	Against	Abstain
10,268,494	362,504	0

(m)	to remove various provisions related to its operations as a blank check company prior to the consummation of an initial business combination:

For	Against	Abstain
10,268,494	362,504	0

(n)	to provide that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended:

For	Against	Abstain
10,268,494	362,504	0

Proposal 3. Nasdaq Proposal.

Proposal 3, to approve the issuance of more than 20% of the issued and outstanding shares of HSAC’s common stock pursuant to the terms of the Share Exchange Agreement, which will result in a change of control, as required by Nasdaq Listing Rules 5635(a), (b) and (d), was passed with voting results as follows:

For	Against	Abstain
10,546,498	84,500	0

Proposal 4. Equity Incentive Plan Proposal.

Proposal 4, to approve the 2019 HSAC Equity Incentive Plan, was passed with voting results as follows:

For	Against	Abstain
10,546,498	84,500	0

Proposal 5. Business Combination Adjournment Proposal.

Proposal 5, to approve the adjournment of the special meeting for the purpose of soliciting additional proxies in favor of the approval of the Business Combination in the event HSAC does not receive the requisite shareholder vote to approve the Business Combination, was passed with voting results as follows:

For	Against	Abstain
10,546,498	84,500	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated December 17, 2019

HEALTH SCIENCES ACQUISITIONS CORPORATION

By:	/s/ Roderick Wong
Name:	Roderick Wong, M.D.
Title:	Chief Executive Officer

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